                                                                   EXHIBIT 10.10


                                 LEASE AGREEMENT

         THIS LEASE is made and entered into effective the 1st day of October, 1988, by and between TRIMED ASSOCIATES, P.C., a Georgia corporation (hereinafter called "Lessor") and NORTH SUBURBAN EAR, NOSE & THROAT ASSOCIATES, P.C., a Georgia professional corporation (hereinafter called "Lessee").

                              W I T N E S S E T H :

         1. Premises. Lessor does hereby rent and lease to Lessee and Lessee does hereby rent and lease from Lessor for the practice of Medicine and Related Practices the following described space (hereinafter called the "Premises"):
4,520 square feet of office space more particularly described on Exhibit "A" attached hereto and made a part hereof by reference.

         2. Lease Term. Lessee shall have and hold the Premises for a term beginning as of October 1, 1988 (the "Commencement Date"), and continuing for a period of one hundred twenty-three (123) months thereafter.

         3.       Base Rental.

                  (a) Lessee shall pay to Lessor at its offices at 5555 Peachtree Dunwoody Road, Suite 201, Atlanta, Georgia 30342, or at such other place as Lessor shall designate in writing to Lessee, promptly on the first day of each month, in advance, during the term of this Lease, the Base Rental. For purposes of this subparagraph (a) of this Paragraph 3 of this Lease, the Base Rental for the following periods shall be the following amounts:

       Period                                                 Monthly Base Rental
       ------                                                 -------------------

October 1, 1988 through
December 31, 1989                                             $6,780.00 per month

January 1, 1990 through
December 31, 1990                                             $6,949.50 per month

January 1, 1991 through
December 31, 1991                                             $7,123.24 per month

January 1, 1992 through
December 31, 1992                                             $7,301.32 per month


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

January 1, 1993 through
December 31, 1993                                             $7,483.85 per month

January 1, 1994 through
December 31, 1994                                             $7,670.95 per month

January 1, 1995 through
December 31, 1995                                             $7,862.72 per month

January 1, 1996 through
December 31, 1996                                             $8,059.29 per month

January 1, 1997 through
December 31, 1997                                             $8,260.77 per month

January 1, 1998 through
December 31, 1998                                             $8,467.29 per month

         (b) Notwithstanding anything to the contrary contained herein, the rent for the first month during the term of this Lease shall be paid at the time of execution of this Agreement. No part of any monthly rental payment made under this Lease shall be returned to Lessee regardless of whether Lessee vacates the Premises voluntarily or vacates the Premises at the insistence of Lessor.

         4. Partial Payment. No payment by Lessee or acceptance by Lessor of any amount less than the monthly rent herein stipulated shall be deemed a waiver of any other rent due. No partial payment or endorsement on any check or any letter accompanying such payment of rent shall be deemed an accord and satisfaction, but Lessor may accept such payment without prejudice to Lessor's right to collect the balance of any rental due under the terms of this Lease.

         5. Construction of this Agreement. No failure or Lessor to exercise any power given Lessor hereunder, or to insist upon strict compliance by Lessee with its obligation hereunder, and no custom or practice of the parties at variance with the terms hereof shall constitute a waiver of Lessor's right to demand exact compliance with the terms hereof. Time is of the essence of this Agreement.

         6. Use of Premises. Lessee shall use and occupy the Premises for the professional services set forth in Paragraph 1 hereof and for no other purpose and such practice shall be performed in strict compliance with the Code of Ethics of such profession. The Premises shall not be used for any illegal purpose, nor in violation of any valid regulation of any governmental body, nor in any manner to create any nuisance or trespass, nor in any manner to vitiate the insurance or increase the rate of insurance on the Premises. If Lessee or any physicians or other professionals practicing with Lessee have their license revoked, or if Lessee or any physicians or


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
professionals practicing with Lessee are convicted in any court of any criminal offense, Lessor shall have the option of terminating this Lease.

         7. Definitions. "Lessor" as used in this Lease, shall include first party, its representatives, assigns and successors in title to premises. "Lessee" shall include second party, his heirs and representatives, and if this Lease shall be validly assigned or sublet, shall also include Lessee's assignees or sublessees, as to so much or all of premises covered by such assignment or sublease. "Lessor" and "Lessee" include male and female, singular and plural, corporation (and if a corporation, its officers, employees, agents or attorneys-in-fact), partnership or individual, as may fit the particular parties. "Building" shall include the office building in which the Premises are located, all improvements thereon and any parking facilities appurtenant thereto. "Rental" or "rent" shall include Base Rental, Lessee's proportionate share of Operating Expenses (as hereinafter defined) and any other charges or amounts payable to Lessor hereunder.

         8. Repairs by Lessor. Lessee, by taking possession of the Premises, shall accept and shall be held to have accepted the Premises as suitable for the use intended by this Lease. Lessor shall not be required, after possession of the Premises has been delivered to Lessee, to make any repairs or improvements to the Premises, except repairs necessary for safety and tenantability (including exterior walls and structural repairs). Lessee shall report at once in writing to Lessor any defective condition known to it which the Lessor is required to repair, and the failure to so report shall make the Lessee responsible for the damages resulting from such defective condition.

         9. Repairs by Lessee. Lessee shall, at its own expense, keep and maintain the Premises, appurtenances thereto and every part thereof in good order and repair, provided, however, that Lessee shall have no responsibility to repair or maintain any portion of the Premises for which Lessor shall be responsible for repairing and maintaining as provided in Paragraph 8 above. Lessee shall in all events promptly make at its own expense such repairs as shall be required by reason of the negligent acts or omissions of Lessee, its agents, contractors, employees and invitees, or by reason of the misuse of the Premises or any portion of the Building by Lessee, its agents, contractors, employees and invitees. Lessee shall make no alterations in, or additions to, the Premises Without first obtaining Lessor's prior written consent for such alterations or additions, which shall be at the sole cost of Lessee. Lessor agrees to assign to Lessee any rights it may have against the contractor of the Premises with respect to any work performed by said contractor in connection with improvements made by Lessor at the request of Lessee.

         10.      Operating Expenses.

                  (a) Lessee agrees to reimburse Lessor, as additional rent hereunder, and under any extensions or renewals of this Lease, all of the annual Operating Expenses of the Premises and that pro rata portion of the Operating Expenses of the Building attributable to the Premises.

                  (b) Operating Expenses shall be all of those expenses of operating, servicing, managing and maintaining the Premises plus that pro rata portion of those expenses of operating, servicing, managing and maintaining the Premises plus that pro rata portion of those expenses of operating, servicing, managing and maintaining the Building which are attributable to or assessed against the Premises in a manner deemed by Lessor and the owner of the Building as reasonable and appropriate. Operating Expenses include, without limitation, the following:

                           (1) All taxes and assessments applicable to the operations of the Premises and the Building including without limitation real property taxes, ad valorem taxes, intangibles taxes, installments and interest on assessments for public betterments or public improvements, expenses of any proceedings for contests, reduction or abatement of taxes and assessments with respect to any tax year or fraction of a tax year.

                           (2) Insurance, including, without limitation comprehensive liability and all-risk fire and extended coverage insurance of the Premises and the Building.

                           (3) Utility Charges, including, without limitation, water, power, heating, lighting, ventilation, sanitary assessments and air conditioning of the Premises and the Building.

                           (4) Janitorial, Maintenance and Security Expenses, including:

                                    (i) The wages and salaries of all employees
                  engaged in the operation and maintenance of the Premises and the Building (any such service shall be at a competitive rate as established in Metropolitan Atlanta), including the employer's social security taxes and any other taxes which may be levied on such wages and salaries, worker's compensation insurance premiums, and any fringe benefits;

                                    (ii) Janitorial supplies and other materials
                  used in the operation and maintenance of the Premises and the Building; and

                                    (iii) The cost of maintenance and service
                  agreements on equipment, window cleaning, and other similar services or agreements, including payments to independent contractors under contracts for security, cleaning, operating, managing, maintaining and repairing the Premises and the Building.

                           (5) All condominium fees, special assessments or management fees levied against the premises by the Condominium Association or property manager then consisting of or serving the owners of the Building.

                           (6) All parking fees assessed against the premises with regard to either the operation of the parking facilities of the Building or the use of such facilities by the owners, partners, employees, officers, agents, licensees, invitees or patients of the Lessee.

                           (7) All other expenses directly and reasonably associated with operating, servicing and managing the Premises and the Building.

                  (c) During the first three (3) months of the term of this Lease, Lessor shall notify Lessee in writing of the amount of such Operating Expenses then due from Lessee and Lessee agrees to pay such amount to Lessor, within thirty (30) days thereafter. For each calendar year during which this Lease remains in effect, Lessee agrees to pay the entire amount of Operating Expenses for such entire calendar year, as estimated by Lessor, in twelve (12) equal monthly installments and in advance along with Lessee's payment of monthly installments of Base Rental. Estimates of Operating Expenses shall be revised annually by Lessor. Should Operating Expenses be underestimated for any prior calendar year, Lessee shall pay any deficiency along with the payment of Base Rental next due. Any excess payments shall be credited against the payments of Operating Expenses next due, or refunded to Lessee if no such payments are next due. Lessor agrees to furnish to Lessee along with any notice of a credit or deficiency a statement containing a summary of costs for each applicable year.

                  For any short calendar year in which this Lease terminates, the provisions of this paragraph shall apply, but Lessee's share of Operating Expenses for such year shall be subject to a pro rata adjustment based upon the number of full calendar months of said calendar year prior to the expiration of the term of the Lease and shall be paid by Lessee to Lessor within thirty (30) days after receipt by Lessee of the applicable expense statement.

         11. Acceptance and Waiver. Lessor shall not be liable to the Lessee, its officers, agents, employees, guests or invitees for any damage caused to the Lessee, its officers, agents, employees, guests and invitees due to the Premises, the Building or any part or appurtenances thereof being improperly constructed or being or becoming out of repair, or arising from the leaking of gas, water, sewer or steam pipes, or from electricity, but Lessee, by moving into the Premises and taking possession thereof, shall accept, and shall be held to have accepted the Premises as suitable for the purposes for which the same are leased, and shall accept and shall be held to have accepted the Building and every appurtenances thereof, and Lessee by said act waives any and all defects therein; provided, however, that this Paragraph shall not apply to any damages or injury caused by or resulting from the sole negligence of Lessor.

         12. Alterations to be Property of Lessor. Any alterations, additions, and improvements which may be made by Lessee, except removable fixtures and equipment, will at the option of Lessor, become the property of Lessor and remain upon the Premises as a part thereto, and be surrendered with the Premises at the termination of this Lease. Provided, however, that Lessor shall, under no circumstances during the term of this Lease, be required to carry any insurance to indemnify any party in case of the damage or loss to said improvements or to improvements made by Lessor for the benefit of Lessee, and, provided further that under no circumstances shall Lessor be required to pay, during the term of this Lease and any extensions or renewals thereof, any ad valorem or property tax on such improvements, Lessee hereby covenanting to pay all such taxes when they become due.


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
         13. Signs. Lessee shall not paint or place signs, placards, or other advertisement of any character upon the windows or inside walls of the Premises or Building except with the consent of Lessor, and Lessee shall place no signs upon the outside walls or the roof of the Premises or the Building. All exterior doors and all signs on such exterior doors shall be uniform and of a type and design designated by Lessor.

         14. Carding. Lessor may card the Premises "For Rent" or with any other appropriate sign at any time within six (6) months prior to the expiration, cancellation, or termination of this Lease for any reason and during such six
(6) month period may exhibit the Premises to prospective tenants.

         15. Removal of Fixtures. If not in default hereunder, Lessee may, prior to the expiration of this Lease, or any extension thereof, remove any fixtures and equipment which it has placed in the Premises or the Building which can be removed without significant damage to the Premises or the Building, provided Lessee repairs all damages to the Premises or the Building caused by such removal.

         16. Entering Premises. Lessor may enter Premises at reasonable hours provided that Lessor's entry shall not unreasonably interrupt Lessee's business operations and that prior notice is given when situation permits (and, if in the opinion of Lessor an emergency exists, at any time and without notice) (a) to make repairs, if any, which Lessor under the terms hereof must make to the Premises, or repairs on the Building; (b) to inspect the Premises to see that Lessee is complying with all of the terms and conditions hereof and with the rules and regulations hereof; (c) to remove from the Premises or the Building any articles or signs kept or exhibited therein in violation of the terms hereof; and (d) to exercise any other rights or perform any other obligation that Lessor has under this Lease. Lessor shall be allowed to take all material into and upon the Premises that may be required to make any repairs, improvements, and additions, or any alterations for the benefit of Lessee without in any way being deemed to have partially or wholly evicted Lessee. The rent reserved shall in no wise abate while said repairs, alterations, or additions are being made and Lessee shall not be entitled to maintain a set-off or counterclaim for damages against Lessor by reason of loss from interruption to the business of Lessee because of the prosecution of any such work. All such repairs, decorations, additions, and improvements shall be done during ordinary business hours, or, if any such work is at the request of Lessee to be done during any other hours, the Lessee shall pay all overtime and other extra costs.

         17. Plumbing Stoppage. Lessor shall not be responsible for stopped-up drains where such stoppage is caused by the introduction of foreign objects not intended for disposal in such drains, and, if Lessor shall repair such drains, Lessee shall reimburse Lessor for the cost of such repairs.

         18. Services of Lessor. Lessor hereby covenants that it shall, during the proper season and during reasonable hours, furnish air conditioning and heating in its judgment reasonably sufficient to cool or heat the Premises and shall cause the Premises to be cleaned and generally cared for by its janitor, cessation caused by strike, accident or reasonable necessity excepted. Lessor will also pay the water rate for water reasonably used on the Premises. Except when due to the sole negligence of Lessor, Lessor shall not be liable for any damage or injury to persons or property caused by any defects in the heating, electric, air conditioning equipment or water apparatus, or for any damages arising out of the failure to furnish heating or air conditioning, water, electrical, or janitor service.

         19.      Electricity, X-ray and Hazardous Materials.

                  (a) Lessor shall provide electricity to the Premises for small business machines and equipment normally found in medical offices, but not, without the approval of Lessor, for electrical equipment which would exceed the capacity of the existing feeders, users or wiring installation. Lessor shall not be liable for any damages caused by the stoppage of electrical service or from any failure to furnish electrical service. In no event shall Lessee permit its use of electric current to exceed the capacity of existing feeders, users or wiring installation. Lessee shall take all steps necessary to keep electrical usage to a minimum. In the event that Lessor desires at any time to install separate electrical meters in the Premises, Lessee shall be responsible for the payment of any current which Lessee uses that exceeds the average use of current by other owners or lessees in the Building.

                  (b) Lessee shall not install X-ray machines in the Premises without Lessor's approval, which shall not be unreasonably withheld. Lessee hereby accepts the risks of and all responsibility for any injury or damage which may result from the operation or failure of operation of any such X-ray equipment. All X-ray equipment owned or operated by Lessee must be installed and protected in a manner satisfactory to Lessor.

                  (c) Lessee shall not use, place, score or maintain in the Premises any contaminated, contagious or infectious materials or agents that would in Lessor's discretion be hazardous to the health or safety of other owners or tenants of the Building or their agents, employees or invitees.

         20. General Liability of Lessee. Lessee shall indemnify and save harmless Lessor against all claims for damages to persons or property by reason of the use or occupancy of the Premises, or Building, and all expenses incurred by Lessor because of Lessee's use and occupancy, including attorney's fees and court costs. Lessee shall be liable for and shall hold Lessor harmless in connection with damage or injury to Lessor, the Premises, the Building, and the property and persons of other owners or tenants in the Building, or any one else, if due to act or neglect of Lessee, or of any one in its control or employ.

         21. Governmental Requirements. Lessee shall, at its own expense, promptly comply with all requirements of any legally constitute public authority made necessary by reason of Lessee's occupancy of the Premises.


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
         22. Abandonment of Premises. Lessee agrees not to abandon or vacate the Premises during the period of the Lease and to use said Premises for the purpose herein leased until the expiration hereof.

         23. Assignment and Subletting. Lessee may not, without the prior written consent of Lessor endorsed hereon, assign this Lease or any interest hereunder, or sublet the Premises or any part thereof, or permit the use of the Premises by any party other than Lessee. Any sale of a majority or controlling interest in Lessee shall be considered an assignment for purposes of this paragraph. Consent to one assignment or sublease shall not destroy or waive this provision, and all later assignments and subleases shall likewise be made only upon the prior written consent of Lessor. Subtenants or Assignees shall become liable to Lessor for all obligations of Lessee hereunder, without relieving Lessee's liability hereunder.

         24. Cancellation of Lease by Lessor. If Lessee shall default in the payment of rent herein reserved when due; or if Lessee shall be in default in performing any of the terms or provisions of this Lease other than the provisions requiring the payment of rent, and fails to cure such default within thirty (30) days after the date of receipt of written notice of default from Lessor; or if Lessee is adjudicated a bankrupt; or if a permanent receiver is appointed for Lessee's property and such receiver is not removed within sixty
(60) days after written notice from Lessor to Lessee to obtain such removal; or if, whether voluntarily or involuntarily, Lessee takes advantage of any debtor relief proceedings under any present or future law, whereby the rent or any part thereof, is, or is proposed to be, reduced or payment thereof deferred; or if Lessee's effects should be levied upon or attached under process against Lessee, not satisfied or dissolved within thirty (30) days after written notice from Lessor to Lessee to obtain satisfaction thereof; then, and in any of said events, Lessor at its option may terminate this Lease and/or Lessee's right to possess the Premises and may, in addition or in lieu thereof, invoke any and all remedies available to Lessor under the laws of the State of Georgia, provided that Lessee shall not be released from liability hereunder as a result of such termination. Any notice provided in this paragraph may be given by Lessor, Lessor's attorney, or Agent. Upon such termination by Lessor, Lessee will at once surrender possession of the Premises to Lessor and remove all of Lessee's effects therefrom; and Lessor may forthwith re-enter the Premises and repossess himself thereof, and remove all persons and effects therefrom, using such force as may be necessary, without being guilty of trespass, forcible entry or detainer or other tort. If this Lease is terminated by Lessor pursuant to the provisions of this Paragraph, Lessee shall pay to Lessor as damages, at the election of Lessor, either:

                  (a) a sum which represents the then excess, if any, of (i) the aggregate amount of the Rental due and reserved hereunder from the date of Lessee's default to the expiration date of the fully stated term hereof over
(ii) the aggregate rental value of the Premises for the same period as reduced by thee estimated cost of terminating this Lease and entering, security and reletting the Premises, including attorneys' fees, commissions, alterations and repair costs; or

                  (b) sums equal to the Rental which would have been payable by Lessee had this Lease not been so terminated, or had Lessor not so re-entered the Premises, payable upon the due dates therefor specified herein, provided, however, that if Lessor shall relet the Premises during said period, Lessor shall credit Lessee with the net rents received by Lessor from such reletting, such net rents to be determined by first deducting from the gross rents as and when received by Lessor from such reletting the expenses incurred or paid by Lessor in terminating this Lease or in re-entering the Premises and in securing possession thereof, as well as the expenses of reletting, including, without limitation, altering and preparing the Premises for new tenants, brokers' commissions, legal fees, and all other expenses properly chargeable against the Premises and the rental therefrom, it being understood that any such reletting may be for a period shorter or longer than the remaining term of this Lease; but in no event shall Lessee be entitled to a credit in respect of any net rents from a reletting, except to the extent that such net rents are actually received by Lessor.

                  If the Premises or any part thereof is relet by Lessor for the unexpired portion of the term of this Lease, or any part thereof, before presentation of proof of damages to any court, commission or tribunal, the amount of rent reserved upon such reletting shall, prima facie, be the fair and reasonable rental value for the Premises, or part thereof, so relet during the term of the reletting. Lessor shall not be liable in any way whatsoever, nor shall Lessor's damages be reduced, for its failure or refusal to relet the Premises or any part thereof or to collect Rental due as a consequence of reletting if the Premises are relet, and no such refusal or failure to relet or failure to collect Rental shall release or affect Lessee's liability for damages or otherwise under this Lease.

                  If Lessor shall not be permitted to terminated this Lease as hereinabove provided because of the provisions of Title 11 of the United States Code relating to Bankruptcy as amended ("Bankruptcy Code"), then Lessee or any trustee for Lessee agrees promptly, within no more than fifteen (15) days upon request of Lessor to the Bankruptcy Court, to assume or reject this Lease and Lessee agrees not to seek or request any extension or adjournment of any application to assume or reject this Lease by Lessor with such Court. In such event, Lessee or any trustee of Lessee may assume this Lease only if it (i) cures or provides adequate assurance that the Lessee will promptly cure any default hereunder, and (ii) compensates or provides adequate assurance that the Lessee will promptly compensate Lessor for any actual pecuniary loss to Lessor resulting from Lessee's default. In the event of a filing of a petition under the Bankruptcy Code, Lessor shall have no obligation to provide Lessee with heating, ventilating and air conditioning services or utilities, janitorial, maintenance or security services, if any, unless Lessee shall have paid and be current in all payments of rents due hereunder.

         25. Re-Letting by Lessor. Lessor, as Lessee's Agent, without terminating this Lease, upon Lessee's breach of any of the terms of this Lease, may, at Lessor's option, enter upon and rent the Premises at the best price obtainable by reasonable effort, without advertisement and by private negotiations and for any term Lessor deems proper. Lessee shall be liable to Lessor for the deficiency, if any, between Lessee's rent hereunder and the price obtained by Lessor on re-letting and shall further be liable for all expenses incurred by Lessor in reletting the Premises, including without limitation expenses of cleaning, restoring and remodeling the Premises and the

Building to put the new tenant in possession, brokers' commissions, legal fees and all other expenses properly chargeable against the Premises or the rental therefrom.

         26. Effect of Termination of Lease. No termination of this lease prior to the normal ending thereof, by lapse of time or otherwise, shall effect Lessor's right to collect rent for the period prior to the termination hereof.

         27. Destruction or Damaged Building or Premises. If the Building or Premises are totally destroyed (or so substantially damaged as to be untenantable) by storm, fire, earthquake, or other casualty, this Lease shall terminate as of the date of such destruction or damage, and rental shall be accounted for as between Lessor and Lessee as of that date. If the Building or Premises are damaged but not rendered wholly untenable and restorable by any such casualty or casualties, rental shall abate in such proportion as the use of the Premises has been destroyed, and if Lessor deems that restoration is practicable and feasible, it shall restore the Premises to substantially the same condition as before damage as soon as practicable, whereupon full rental shall recommence.

         28. Eminent Domain. If the whole of the Building or the Premises or such portion of the Building or the Premises as will make the Premises unusable in the reasonable judgment of Lessor for the purposes herein leased is condemned or taken by any legally constituted authority for any public use or purpose, then in either of said events the term hereby granted shall cease from the time when possession thereof is taken by condemning authorities, and rental shall be accounted for as between Lessor and Lessee as of that date. Lessee shall have no right or claim to any part of any award made to or received by Lessor for such condemnation or taking, and all awards for such condemnation or taking shall be made solely to Lessor.

         29. Service of Notice. Except as otherwise provided by law, Lessee hereby appoints as his agent to receive the service of all dispossessory or distraint proceedings and notice thereunder, and all notices required under this Lease, the person in charge of or occupying the Premises at the time of such proceeding or notice; and if no person be in charge or occupying the Premises, then such service or notice may be made by attaching the same to the front entrance of the Premises. A copy of all notices under this Lease shall also be mailed to Lessee's last known address, if different from the Premises.

         30. Mortgagee's Rights. This Lease, and all rights of Lessee hereunder, are and shall be subject and subordinate to all leases, covenants and agreements affecting all or any part of the Premises or the Building now or hereafter existing and to all security deeds which may now or hereafter affect the Premises or the Building and to all renewals, modifications, replacements and extensions of such leases, covenants, agreements and such security deeds. At the request of any successor to the title or any interest of Lessor, Lessee shall attorn to such successor. This Paragraph shall be self-operative and no further instrument of subordination or attornment shall be required. In confirmation of such subordination or attornment, Lessee shall promptly execute, acknowledge and deliver any instrument that Lessor, the lessor under any such lease or the holder of any such security deed or any of their respective successors in title or interest may reasonably request to evidence same. In addition Lessee shall promptly execute, acknowledge and deliver such certificate as to the status of this Lease as Lessor, the Lessor under any such lease or the holder of any such security deed, their successor in title or interest may reasonably require.

         31. Attorney's Fees and Homestead. If any rent owing under this Lease is collected by or through an Attorney at Law, Lessee agrees to pay fifteen percent (15%) thereof as attorney's fees. Lessee waives all homestead rights and exemptions which it may have under any law against any obligation owing under this Lease and Lessee hereby assigns to Lessor its homestead and exemption.

         32. Parking. Lease shall be entitled to use the parking facilities of the Building allocated to the Premises. All other parking facilities of the Building not otherwise allocated to the other owners of or tenants in the Building shall be used in common with the other owners and tenants in the building and other designees of Lessor by paying a uniform rate as paid by other tenants using the parking area. Lessee's patients and invitees shall be entitled to use such parking facilities by paying the posted hourly rate. Both the monthly and hourly rates shall be competitive with similar parking facilities in Metropolitan Atlanta.

         33. Storage. It the Lessor makes available to Lessee any storage space in the Building, anything stored therein shall be wholly at the risk of Lessee, and Lessor shall have no responsibility of any character in respect thereto.

         34. Garbage Disposal. All garbage shall be disposed of through the janitorial service.

         35. Surrender of Premises. Whenever under the terms hereof Lessor is entitled to possession of the Premises, Lessee at once shall surrender the Premises and the keys thereto to Lessor in the same condition as at the commencement of the term, natural wear and tear only excepted, and Lessee shall remove all of its property therefrom; and Lessor may forthwith re-enter the Premises and repossess itself thereof and remove all persons and effects therefrom, using such force as may be necessary without being guilty of forcible entry or detainer, trespass or other tort. Lessee's obligation to observe or perform this covenant shall survive the expiration or other termination of the term of the Lease. If the last day of the term of this Lease falls on Sunday or a legal holiday, this Lease shall expire on the business day immediately preceding.

         36. Cleaning Premises. Upon vacating the Premises, Lessee agrees to clean the Premises and those portions of the Building used by Lessee thoroughly or to pay Lessor for the cleaning necessary to restore the Premises or such portions of the Building to their condition when Lessee's possession commenced, natural wear and tear excepted, regardless of whether any security deposit has been forfeited.

         37. No Estate in Land. This contract shall create the relationship of landlord and tenant between Lessor and Lessee; no estate shall pass out of Lessor; Lessee has only a usufruct, not subject to levy and sale, and not assignable by Lessee except by Lessor's consent.

         38. Cumulative Rights. All rights, powers and privileges conferred hereunder upon the parties hereto shall be cumulative but not restrictive to those given by law.

         39. Paragraph Titles; Severability. The paragraph titles used herein are not to be considered a substantive part of this Lease, but merely descriptive aids to identify the paragraphs to which they refer. Use of the masculine gender includes the feminine and neuter, and vice versa, where necessary to impart contextual continuity. If any paragraph or provision herein is held invalid by a court of competent jurisdiction, all other paragraphs or severable provisions of this Lease shall not be affected hereby, but shall remain in full force and effect.

         40. Damage or Theft of Personal Property. All personal property brought into the Building or the Premises shall be at the risk of the Lessee only and Lessor shall not be liable for theft thereof or any damage thereto occasioned by any acts of co-tenants, or other occupants of the Building, or any other person, except, with respect to damage to the Building or Premises, as may be occasioned by the negligent or willful act of the Lessor, its employees and agents.

         41. Holding Over. In one event Lessee remains in possession of the Premises after the expiration of the term hereof, with Lessor's acquiescence and without any express written agreement of the parties, Lessee shall be a tenant at will at the rental prevailing at the expiration of the Lease and there shall be no renewal of this Lease by operation of law or otherwise.

         42. Rules and Regulations. The rules and regulations to the Building, annexed hereto, and all reasonable rules and regulations which Lessor may hereafter, from time to time, adopt and promulgate for the government and management of the Building, are hereby made a part of this Lease and shall, during the said term, be in all things observed and performed by Lessee, its agents, employees or invitees.

         43. Alteration of Improvements. Lessor reserves the right at anytime to construct on the Premises or Building additional improvements, and to alter or modify any improvements constructed on the Premises or the Building.

         44. Entire Agreement. This Lease contains the entire agreement of the parties and no representations, inducements, promises or agreements, oral or otherwise, between the parties not embodied herein shall be of any force or effect.

STATE OF GEORGIA

COUNTY OF FULTON

                            CONDOMINIUM WARRANTY DEED

                  THIS INDENTURE, made this 29th day of December, in the year One Thousand Nine Hundred Eighty-Six, between PEACHTREE DUNWOODY ASSOCIATES, a Georgia general partnership having Wilwat Properties, Inc.,and Hare-Summers Properties, Inc., a Georgia corporation, as its sole general partners, as party of the first part, hereinafter called Grantor, and NORTH SUBURBAN EAR, NOSE & THROAT ASSOCIATES, P.C., a Georgia Professional Corporation, as party of the second part, hereinafter called Grantee (the words "Grantor" and "Grantee" to include their respective heirs, successors, and assigns where the context requires or permits).

                  WITNESSETH that: Grantor, for and in consideration of the sum of Ten ($10.00) Dollars and other good and valuable consideration in hand paid at and before the sealing and delivery of these presents, the receipt whereof is hereby acknowledged, has granted, bargained, sold, aligned, conveyed, and confirmed, and by these presents does grant, bargain, sell, alien, convey, and confirm unto said Grantee,

That certain Condominium Unit in Land Lot 16 of the 17th District of Fulton County, Georgia and being identified and depicted as Condominium Unit No. 201, of THE MEDICAL QUARTERS OF NORTH ATLANTA, a Condominium, on that certain plat dated June 19, 1984, prepared by Randy L. Tibbitts (Georgia Registered Land Surveyor No. 2137), of Hill-Fister Engineers, Inc., recorded in Condominium Plat Book 7, Page 65, Fulton County, Georgia, Records, together with its appurtenant percentage of undivided interest in the common elements of THE MEDICAL QUARTERS OF NORTH ATLANTA, a Condominium, as provided in that certain Declaration of Condominium for THE MEDICAL QUARTERS OF NORTH ATLANTA, a Condominium, dated July 7, 1984, recorded in Deed Book 9077, Page 9, Fulton County, Georgia, records as amended by Amendment to Declaration of Condominium For The Medical Quarters of North Atlanta, A Condominium, dated October 8, 1984, and recorded in Deed Book 9205, Page 197, aforesaid records; as further amended by Amendment to Declaration of Condominium dated December 12, 1984, and recorded in Deed Book 9308, Page 209, aforesaid records; as further amended by Amendment To Declaration of Condominium dated March 1, 1985, and recorded in Deed Book 9407, Page 107, aforesaid records; as

                                   EXHIBIT "A"
                           DESCRIPTION OF THE PREMISES

That certain Condominium Unit in Land Lot 16 of the 17th District of Fulton County, Georgia and being identified and depicted as Condominium Unit No. 201, of THE MEDICAL QUARTERS OF NORTH ATLANTA, a Condominium, on that certain plat dated June 19, 1984, prepared by Randy L. Tibbitts (Georgia Registered Land Surveyor No. 2137), of Hill-Fister Engineers, Inc., recorded in Condominium Plat Book 7, Page 65, Fulton County, Georgia, Records, together with its appurtenant percentage of undivided interest in the common elements of THE MEDICAL QUARTERS OF NORTH ATLANTA, a Condominium, as provided in that certain Declaration of Condominium for THE MEDICAL QUARTERS OF NORTH ATLANTA, a Condominium, dated July 7, 1984, recorded in Deed Book 9077, Page 9, Fulton County, Georgia, Records, as amended by Amendment to Declaration of Condominium For THE MEDICAL QUARTERS OF NORTH ATLANTA, a Condominium, dated October 8, 1984, and recorded in Deed Book 9205, Page 197, aforesaid records; as further amended Amendment to Declaration of Condominium dated December 12, 1984 and recorded in Deed Book 9308, Page 209, aforesaid records; as further amended by Amendment To Declaration Of Condominium dated March 1, 1985, and recorded in Deed Book 9407, Page 107, aforesaid records; as further amended by Amendment To Declaration Of Condominium dated April 18, 1985, and recorded in Deed Book 9496, Page 371, aforesaid records; as further amended by Amendment to Declaration of Condominium dated October 7, 1985, and recorded in Deed Book 9763, Page 296, aforesaid records; as further amended by Amendment to Declaration of Condominium dated March 3, 1986, and recorded in Deed Book 9987, Page 337, as recorded in Deed Book 9991, Page 18, aforesaid records; as further amended by Amendment to Declaration of Condominium dated May 27, 1986, and recorded in deed Book 10120, Page 51, aforesaid records; or as hereafter amended as therein provided.

The address of said Condominium Unit at the time of the execution and delivery of this Deed is Suite 201, 5555 Peachtree Dunwoody Road, Atlanta, Georgia 30342.

Said recorded Plat and said recorded Declaration, including any and all recorded amendments thereto, as well as any other plans applicable to said Condominium Unit, and filed in Condominium Cabinet 2, Folder No. 204, Fulton County, Georgia Records, are incorporated herein by reference as part of the description of the property conveyed hereby.

                                 LEASE AGREEMENT

This is an Addendum to Lease Agreement between TRIMED ASSOCIATES, P.C. and NORTH SUBURBAN EAR, NOSE & THROAT ASSOCIATES, P.C. which was entered into effective the first day of October 1988. TRIMED ASSOCIATES, P.C. on December 20, 1988 transferred all its assets to Ramie A. Tritt and therefore, this ADDENDUM/ADDITION to the Lease Agreement incorporates all the clauses, restrictions and covenants of the initial Lease Agreement effective October 1, 1988.

Hereinafter, Ramie A. Tritt is called Lessor and NORTH SUBURBAN EAR, NOSE & THROAT ASSOCIATES, P.C. is called Lessee. The Lessee has agreed to rent and lease an additional 2850 square feet of office space, more particularly described on Exhibit B (condo unit number 215 of the Medical Quarters of North Atlanta). The Lease term shall run concurrent with the lease term as presently outlined in the Lease Agreement and scheduled to end on December 31, 1998.

Base Rent will be as follows:

          Period                                     Monthly Base Rental
          ------                                     -------------------

May l, 1990 through
December 31, 1990                                    $4,860.00 per month

January 1, 1990 through
December 31, 1991                                    $4,981.50 per month

January 1, 1992 through
December 31, 1992                                    $5,106.04 per month

January 1, 1993 through
December 31, 1993                                    $5,233.69 per month

January 1, 1994 through
December 31, 1994                                    $5,364.53 per month

January 1, 1995 through
December 31, 1995                                    $5,498.64 per month

January 1, 1996 through
December 31, 1996                                    $5,636.11 per month

January 1, 1997 through
December 31, 1997                                    $5,777.01 per month

January 1, 1998 through
December 31, 1998                                    $5,921.44 per month

IN WITNESS WHEREOF, the parties have set their hands and seals.

                                         LESSOR:

Signed, sealed and delivered             Ramie A. Tritt
this 22nd day of June,
1990, in the presence of:


_____________________________            By:_____________________
Witness                                            Ramie A. Tritt



_____________________________
Notary Public


                                           LESSEE:

Signed, sealed and delivered               NORTH SUBURBAN EAR, NOSE & THROAT
this 22nd day of June,
1990, in the presence of:



_____________________________            By:______________________________
Witness                                           Ramie A. Tritt, President


_____________________________            Attest:__________________________
Notary Public                                     Joyce B. Tritt, Secretary

                                         (CORPORATE SEAL)

                                 LEASE AGREEMENT


This is an Addendum to the Lease Agreement between TRIMED ASSOCIATES, P.C. and ATLANTA EAR, NOSE & THROAT ASSOCIATES, P.C. which was entered into effective the first day of October 1988. TRIMED ASSOCIATES, P.C. on December 20, 1988 transferred all its assets to Ramie A. Tritt and therefore, this ADDENDUM/ADDITION to the Lease Agreement incorporates all the clauses, restrictions and covenants of the initial Lease Agreement effective October 1, 1988.

Hereinafter, Ramie A. Tritt is called lessor and ATLANTA EAR, NOSE & THROAT ASSOCIATES, P.C. is called Lessee. The Lessee has agreed to rent and lease an additional 4255 square feet of office space more particularly described on Exhibit B (condo unit number 235 of the Medical Quarters of North Atlanta). The Lease term shall run concurrent with the lease term as presently outlined in the Lease Agreement and scheduled to end on December 31, 1998.

Base Rent will be as follows:

      PERIOD                                MONTHLY BASE RENTAL
      ------                                -------------------

January 1, 1993 through
December 31, 1993                           $ 7,813.80 per mont

January 1, 1994 through
December 31, 1994                           $ 8,009.15 per month

January 1, 1995 through
December 31, 1995                           $ 8,209.38 per month

January 1, 1996 through
December 31, 1996                           $ 8,414.61 per month

January 1, 1997 through                     $ 8,624.98 per month
December 31, 1997

January 1, 1998 through                     $ 8,840.40 per month
December 31, 1998

         IN WITNESS WHEREOF, the parties have set their hands and seals.


Signed, sealed and delivered               LESSOR:
this 4th day of August,
1992, in the presence of:                  Ramie A. Tritt


___________________________                By:________________________
Witness                                         Ramie A. Tritt


___________________________
Notary Public


Signed, sealed and delivered               LESSEE:
this 4th day of August,
1992, in the presence of:                  ATLANTA, EAR, NOSE & THROAT

                                           ASSOCIATES, P.C.


___________________________                By:_________________________________
Witness                                         Ramie A. Tritt, President


___________________________                ATTEST:_____________________________
Notary Public                                         Keith Jackson, Secretary


                                                       (CORPORATE SEAL)

                                  AMENDMENT TO
                                 LEASE AGREEMENT

         This Lease Amendment is made and entered into as of the 1st day of January, 1996, between RAMIE A. TRITT as successor in interest to TRIMED ASSOCIATES, P.C. ("Lessor") an ATLANTA, EAR, NOSE & THROAT ASSOCIATES, P.C. ("Lessee") with respect to that certain Lease Agreement which was entered into effective the first day of October, 1988.

         1. Item 1 of the Lease Agreement is hereby amended by adding under the Lease Agreement an additional 8,030 square feet of office space more particularly described in Exhibit "A" attached hereto (portions or all of suite numbers 103, 107 and 135 of the Medical Quarters of North Atlanta. Such additional space shall be subject to all of the terms and conditions of the Lease Agreement as hereby amended.

         2. Paragraph (a) of Item 3 of the Lease Agreement is hereby amended to read as follows:

         3. Base Rental.

                  (a) Lessee shall pay to Lessor at its offices at 5555 Peachtree Dunwoody Road, Suite 201, Atlanta, Georgia 30342, or at such other place a Lessor shall designate in writing to Lessee, promptly on the first day of each month, in advance, during the term of this Lease, the Base Rental. For purposes of this subparagraph (a) of this Paragraph 3 of this Lease, the Base Rental for the following periods shall be the following amounts:

                  Period                                      Monthly Base Rental
                  ------                                      -------------------

                  January 1, 1996 through                     $39.508.34 per month *
                  December 31, 1996

                  January l, 1997 through                     $40,496.05 per month *
                  December 31, 1997

                  January 1, 1998 through                     $41,508.45 per month *
                  December 31, 1998

                  January 1, 1999 through                     The prior year's Base Rental
                  June 30, 2010                               plus 2.5%

                  *      As adjusted as provided below.

                  Notwithstanding the foregoing, Lessee will be leasing an additional 640 square feet of office space from Lessor located in suite number 107 of the Medical Quarters of North Atlanta (more particularly described in Exhibit "B" attached hereto). Such additional office space will be added to included under this Lease upon the expiration or termination of Lessor's current lease of such space to a third party. At such time as such additional space is added to this Lease, the Base Rental shall be increase by the following amounts:
         (i) increase to 1996 monthly rental (if the additional space is added to the Lease in 1996) - $1,386.67 per month, (ii) increase to 1997 monthly rental (if the additional space is added to the Lease in 1996 or 1997) - $1,421.33 per month, (iii) increase to 1998 monthly rental (if the additional space is added to the Lease in 1996, 1998 or 1998) - $1,456.87 per month, and (iv) increase to rental in 1999 subsequent years (if the additional space is added to the Lease in that year or any earlier year) - the amount of additional rental for the immediately preceding year as determined under clause (iii) immediately above or this clause (iv) plus an additional 2.5% thereof.

         3. Except as expressly modified herein, the terms of this Lease shall remain in full force and effect.

         IN WITNESS WHEREOF, the parties have set their hands and seals.

Signed, sealed and delivered in the presence of:

                                                                          (Seal)
____________________________________            __________________________
Witness                                       Ramie A. Tritt, Lessor


____________________________________
Notary Public



Signed, sealed and delivered                  ATLANTA EAR, NOSE & THROAT
in the presence of:                           ASSOCIATES, P.C., Lessee


____________________________________          By:____________________________
Witness                                           Ramie A. Tritt, President


____________________________________          Attest:__________________________
Notary Public                                        Keith Jackson, Secretary


                                              (CORPORATE SEAL)

                                  AMENDMENT TO
                                 LEASE AGREEMENT

         This Lease Amendment is made and entered into as of the 1st day of January, 1996, between RAMIE A. TRITT as successor in interest to TRIMED ASSOCIATES, P.C. ("Lessor") an ATLANTA, EAR, NOSE & THROAT ASSOCIATES, P.C. ("Lessee") with respect to that certain Lease Agreement which was entered into effective the first day of October, 1988.

         1. Item 1 of the Lease Agreement is hereby amended by adding under the Lease Agreement an additional 8,030 square feet of office space more particularly described in Exhibit "A" attached hereto (portions or all of suite numbers 103, 107 and 135 of the Medical Quarters of North Atlanta. Such additional space shall be subject to all of the terms and conditions of the Lease Agreement as hereby amended.

         2. Paragraph (a) of Item 3 of the Lease Agreement is hereby amended to read as follows:

         3. Base Rental.

                  (a) Lessee shall pay to Lessor at its offices at 5555 Peachtree Dunwoody Road, Suite 201, Atlanta, Georgia 30342, or at such other place a Lessor shall designate in writing to Lessee, promptly on the first day of each month, in advance, during the term of this Lease, the Base Rental. For purposes of this subparagraph (a) of this Paragraph 3 of this Lease, the Base Rental for the following periods shall be the following amounts:

                  Period                                      Monthly Base Rental
                  ------                                      -------------------

                  January 1, 1996 through                     $39.508.34 per month *
                  December 31, 1996

                  January l, 1997 through                     $40,496.05 per month *
                  December 31, 1997

                  January 1, 1998 through                     $41,508.45 per month *
                  December 31, 1998

                  January 1, 1999 through                     The prior year's Base Rental
                  June 30, 2010                               plus 2.5%

                  *      As adjusted as provided below.

                  Notwithstanding the foregoing, Lessee will be leasing an additional 640 square feet of office space from Lessor located in suite number 107 of the Medical Quarters of North Atlanta (more particularly described in Exhibit "B" attached hereto). Such additional office space will be added to included under this Lease upon the expiration or termination of Lessor's current lease of such space to a third party. At such time as such additional space is added to this Lease, the Base Rental shall be increase by the following amounts: (i) increase to 1996 monthly rental (if the additional space is added to the Lease in 1996) - $1,386.67 per month, (ii) increase to 1997 monthly rental (if the additional space is added to the Lease in 1996 or 1997) - $1,421.33 per month,
                  (iii) increase to 1998 monthly rental (if the additional space is added to the Lease in 1996, 1998 or 1998) - $1,456.87 per month, and (iv) increase to rental in 1999 subsequent years (if the additional space is added to the Lease in that year or any earlier year) - the amount of additional rental for the immediately preceding year as determined under clause (iii) immediately above or this clause (iv) plus an additional 2.5% thereof.

         3. Except as expressly modified herein, the terms of this Lease shall remain in full force and effect.

         IN WITNESS WHEREOF, the parties have set their hands and seals.

Signed, sealed and delivered in the presence of:


                                                                          (Seal)
____________________________________          _______________________________
Witness                                       Ramie A. Tritt, Lessor


____________________________________
Notary Public



Signed, sealed and delivered                  ATLANTA EAR, NOSE & THROAT
in the presence of:                           ASSOCIATES, P.C., Lessee


____________________________________          By:____________________________
Witness                                           Ramie A. Tritt, President


____________________________________          Attest:__________________________
Notary Public                                        Keith Jackson, Secretary

                                              (CORPORATE SEAL)


                                       -2

         IN WITNESS WHEREOF, the parties herein have hereunto set their hands and seals, in triplicate, the day and year first above written.

                                      LESSOR:

Signed, sealed and delivered          TRIMED ASSOCIATES, INC.
this ____ day of ________             a Georgia corporation

______________________________        By:_____________________________________
Witness                                        Ramie A. Tritt, President

______________________________        Attest:___________________________________
Notary Public                                  Joyce B. Tritt, Secretary

                                                        (CORPORATE SEAL)

                                      LESSEE:

Signed, sealed and delivered          NORTH SUBURBAN EAR, NOSE & THROAT
this_____ day of_____________,        ASSOCIATES, P.C.

______________________________        By:____________________________________
Witness                                        Ramie A. Tritt, President

______________________________        Attest:__________________________________
Notary Public                                  Joyce B. Tritt, Secretary

                                                        (CORPORATE SEAL)

                                   EXHIBIT "A"

                           DESCRIPTION OF THE PREMISES


                                      -4-